Exhibit 99.1

Dollar Tree, Inc. to Host Fourth Quarter Earnings Conference Call

CHESAPEAKE, Va. - February 20, 2014 - Dollar Tree, Inc. (NASDAQ: DLTR), North America's leading operator of discount variety stores selling everything for $1 or less, will host its conference call for investors and analysts to discuss financial results for the fourth quarter ended February 1, 2014.

WHEN:         Wednesday, February 26, 2014
            9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call, please dial 888-819-8018 for USA and Canadian calls or 913-905-1087 for international calls.

WEBCAST:	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of the call will be available until midnight Wednesday, March 5, and may be accessed by dialing 888-203-1112. Please enter Passcode # 8255736.

CONTACT:        Dollar Tree, Inc.
Timothy J. Reid, 757-321-5284
    www.DollarTree.com